                                                               Exhibit (a)(1)(B)


                           ADS LETTER OF TRANSMITTAL

U.S. OFFER TO PURCHASE FOR CASH 28,566,944 AMERICAN DEPOSITARY SHARES ("ADSS")
            (EACH ADS REPRESENTING 7 CLASS D SHARES OF COMMON STOCK)

                                      OF


                       COMPANIA ANONIMA NACIONAL TELEFONOS
                              DE VENEZUELA (CANTV)
                                      FOR

                                $24.00 PER ADS

                                      BY

                     AES COMUNICACIONES DE VENEZUELA, C.A.
                          A COMPANY JOINTLY OWNED BY


                              THE AES CORPORATION
                                      AND

                             CORPORACION EDC, C.A.

THE U.S. OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, OCTOBER 29, 2001, UNLESS THE U.S. OFFER IS EXTENDED.



                  THE RECEIVING AGENT FOR THE U.S. OFFER IS:

                         MELLON INVESTOR SERVICES LLC


       By First-Class Mail:              By Hand:             By Overnight Delivery:
   Reorganization Department    Reorganization Department   Reorganization Department
          PO Box 3301                  120 Broadway             85 Challenger Road
   South Hackensack, NJ 07606           13th Floor              Mail Stop - Reorg
                                    New York, NY 10271      Ridgefield Park, NJ 07660

          Alternate Hand Delivery (If 120 Broadway is Not Available):
                           Reorganization Department
                                   C/O STARS
                          100 William Street, Galleria
                               New York, NY 10038


     DELIVERY OF THIS ADS LETTER OF TRANSMITTAL ("LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE RECEIVING AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TENDERING AMERICAN DEPOSITORY RECEIPTS ("ADRS") REPRESENTING ADSs.

     Shares of common stock ("Shares") of Compania Anonima Nacional Telefonos De Venezuela (CANTV) ("CANTV"), except insofar as they are represented by ADSs, cannot be tendered by means of this Letter of Transmittal. Shares beneficially owned or held of record by persons cannot be tendered pursuant to the U.S. offer (the "U.S. Offer") and can only be tendered pursuant to the concurrent offer in Venezuela (the "Venezuelan Offer") by AES Comunicaciones de Venezuela, C.A. to purchase 199,968,608 Shares at $3.4285714 per Share (the price being paid pursuant to the U.S. Offer taking into account the number of Class D Shares represented by ADSs). Additional information on the Venezuelan Offer may be obtained from the Information Agent at its address and telephone number set forth on the back cover of this Letter of Transmittal. Documentation on the Venezuelan Offer will be available in English.

     All Letters of Transmittal, ADRs representing ADSs and other required documents delivered to the Receiving Agent by holders of ADSs will be deemed to constitute acknowledgment by such holders that they understand and will comply with the terms and conditions of the U.S. Offer with respect to such ADSs as set forth in the U.S. Offer to Purchase dated September 25, 2001, any supplements or amendments thereto (the "Offer to Purchase"), and this Letter of Transmittal.

     Holders of ADSs accepted for payment in the U.S. Offer will receive $24.00 per ADS, net to the seller in cash, less any withholding taxes and without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase.

     This Letter of Transmittal is to be used if ADRs representing ADSs are to be forwarded herewith. An Agent's Message (as defined in Instruction 2 below) must be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at the Book-Entry Transfer Facility (as defined in the Offer to Purchase) and pursuant to the procedures for book-entry transfer set forth under the section "THE U.S. OFFER--Procedure for Tendering ADSs in the U.S. Offer" in the Offer to Purchase. ADS holders who deliver ADSs by book-entry transfer are referred to herein as "Book-Entry ADS Holders".

     In the event of an inconsistency between the terms and procedures in this Letter of Transmittal and the Offer to Purchase, the terms and procedures in the Offer to Purchase shall govern. Please contact the Information Agent to discuss any inconsistency.

     Holders of ADSs whose ADRs are not immediately available or who cannot deliver their ADRs and all other documents required by this Letter of Transmittal to the Receiving Agent, or cannot complete the procedures for book-entry transfer by the expiration of the U.S. Offer may tender their ADSs by following the Guaranteed Delivery Procedures set forth under the section "THE U.S. OFFER--Procedure for Tendering ADSs in the U.S. Offer" in the Offer to Purchase. See Instruction 2 of this Letter of Transmittal.

-------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF ADSs TENDERED
-------------------------------------------------------------------------------------------------------------------
NAMES(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)            ADRS ENCLOSED AND ADSs TENDERED
                    ON ADR(S))                               (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------
                                                                               Total Number of
                                                          ADR Serial          ADSs represented      Number of ADSs
                                                         Number(s)(1)              by ADRs(1)           Tendered(2)
                                                         ----------------------------------------------------------




                                                         ----------------------------------------------------------
                                                         Total ADSs
-------------------------------------------------------------------------------------------------------------------
 (1)   Need not be completed by Book-Entry ADS Holders.
 (2)   Unless otherwise indicated, it will be assumed that all ADSs represented by ADRs delivered to the
       Receiving Agent are tendered hereby. See Instructions 4.


 [ ] CHECK HERE IF ANY OF THE ADRs REPRESENTING ADSs THAT YOU OWN HAVE BEEN
     LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 10.

     Number of ADSs represented by lost, destroyed or stolen
     ADRs:
          --------------------------

      YOU MUST CONTACT THE DEPOSITARY DIRECTLY TO REPLACE ANY LOST, DESTROYED OR STOLEN ADRs REPRESENTING ADSs YOU INTEND TO TENDER.


      THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


 [ ] CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
      THE RECEIVING AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   --------------------------------------------

     DTC Account Number:
                         ------------------------------------------------------

     Transaction Code Number:
                              -------------------------------------------------

 [ ] CHECK BOX IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE RECEIVING AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s):
                                     ------------------------------------------

     Window Ticket Number (if any) or DTC Participant Number:
                                                              -----------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                         ----------------------

     Name of Institution that Guaranteed Delivery:
                                                   ----------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby delivers to the Receiving Agent for tender and instructs the Receiving Agent to tender to AES Comunicaciones de Venezuela, C.A., a company incorporated under the laws of Venezuela (the "Purchaser"), jointly owned by The AES Corporation, a Delaware corporation ("AES") and Corporacion EDC, C.A. ("CEDC"), a company incorporated under the laws of Venezuela and in which AES owns 87% of the outstanding ordinary shares ("CEDC"), the above described ADSs in accordance with the terms and conditions of the U.S. Offer set forth in the U.S. Offer to Purchase dated September 25, 2001 (the "Offer to Purchase") and in this Letter of Transmittal, including the rights of withdrawal set forth in the section captioned "THE U.S.
OFFER--Withdrawal Rights" in the Offer to Purchase.

     The undersigned understands that the Purchaser's acceptance of the ADSs tendered pursuant hereto into the U.S. Offer by the undersigned will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the U.S. Offer set forth in the Offer to Purchase and in this Letter of Transmittal. Without limiting the foregoing, if the price to be paid in the U.S. Offer is amended in accordance with the U.S. Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the ADSs tendered hereby.

     The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase ADSs tendered pursuant to the U.S. Offer, but any such transfer or assignment will not relieve the Purchaser of its obligation under the U.S. Offer or prejudice the rights of tendering ADS holders to receive payment for ADSs validly tendered and accepted for payment.

     Upon the terms and conditions of the U.S. Offer set forth in the Offer to Purchase and in this Letter of Transmittal (including, if the U.S. Offer is extended or amended, the terms and conditions of any such extensions or amendments), the undersigned hereby:

     (i) sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the ADSs being tendered hereby and any and all non-cash dividends, distributions and rights, and any and all additional or other ADSs, shares of capital stock, securities and rights issued or issuable in respect thereof or the Class D shares underlying such ADSs (whether pursuant to a stock split, stock dividend or otherwise) on or after August 29, 2001 (collectively, "Distributions"); and


     (ii) constitutes and appoints the Receiving Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs representing ADSs (and any and all Distributions) or transfer the ownership of such ADSs (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Purchaser, (b) present such ADSs (and any and all Distributions) for transfer on the books of the depositary with respect to ADSs (currently being The Bank of New York pursuant to the Amended and Restated Deposit Agreement (the "Deposit Agreement") dated September 10, 2000 among CANTV, The Bank of New York and all holders from time to time of ADRs), and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any and all Distributions), all in accordance with the terms and the conditions of the U.S. Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints Paul T. Hanrahan, Jeffrey A. Safford and Julian Jose Nebreda Marquez in their respective capacities as directors of the Purchaser, and any individual who shall thereafter succeed to any such office of the Purchaser, and each of them, and any other designees of the Purchaser, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the ADSs tendered hereunder and accepted for payment by the Purchaser and with respect to any and all Distributions. Such appointment will be effective if, as and when, and only to the extent that the Purchaser accepts for payment (see the section captioned "THE U.S. OFFER--Acceptance for Payment" in the Offer to Purchase) the ADSs tendered hereunder. Such attorneys-in-fact and proxies, or his substitutes, will, with respect to the ADSs accepted for payment by the Purchaser, be empowered to exercise (i) all voting and other rights with respect to such ADSs (and any and all Distributions), including, without limitation, in respect of any ordinary or extraordinary meeting of CANTV's shareholders (and any adjournment or postponement thereof), actions by written consent in lieu of any such meeting or otherwise and (ii) any and all rights granted to ADS holders pursuant to the Deposit Agreement, including, without limitation, the right to surrender ADRs and withdraw deposited Class D Shares, in each case, as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper. This power of attorney and proxy are irrevocable, coupled with an interest and are granted in consideration of the acceptance for payment of such ADSs in accordance with the terms of the U.S. Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney, proxies and consents granted by the undersigned at any time with respect to such ADSs (including Class D Shares underlying such ADSs) (and any and all Distributions), and no subsequent power or attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for ADSs to be deemed validly tendered immediately upon the Purchaser's acceptance for payment of such ADSs, the Purchaser must be able to exercise full voting, consent and other rights with respect to such ADSs (and any and all Distributions), including voting at any meeting of CANTV's shareholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby (and any and all Distributions), that the undersigned owns the ADSs tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, that the tender of the tendered ADSs complies with Rule 14e-4 under the Exchange Act and that when the same are accepted by the Purchaser pursuant to the terms and conditions of the U.S. Offer, the Purchaser will acquire good, marketable and unencumbered title thereto (and to any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, together with all rights now or hereafter attaching to them, including voting rights and rights to all dividends, other distributions and payments hereafter declared, made or paid, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Receiving Agent or by the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the ADSs (and any and all Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Receiving Agent for the Purchaser's account any and all Distributions in respect of such ADSs tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the ADSs tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

     The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, the Purchaser or its respective agents, as the case may be, in the exercise of any of their powers and/or authorities hereunder.

     The undersigned undertakes, represents and warrants that if any provision of this Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford the Purchaser or the Receiving Agent or their respective agents the benefit of the authority expressed to be given in this Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable the Purchaser or the Receiving Agent to secure the full benefits of this Letter of Transmittal.

     All authority herein conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     Unless otherwise indicated herein in the box entitled "Special Delivery Instruction," the undersigned hereby instructs the Purchaser to issue, or cause to be issued, any ADRs representing ADSs not tendered or accepted, in the name(s) of the registered holder(s) appearing herein in the box entitled "Description of ADSs

Tendered." Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby instructs the Purchaser to return, or cause to be returned, any ADRs representing ADSs not tendered or accepted (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing herein in the box entitled "Description of ADSs Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, the undersigned hereby instructs the Purchaser to (i) issue, or cause to be issued, any ADRs representing ADSs not tendered or accepted in the name(s) of the person or persons so indicated, and (ii) return, or cause to be returned, any ADRs representing any ADSs not tendered or accepted (and accompanying documents, as appropriate) to the address(es) of the person or persons so indicated.

     In the case of a book-entry delivery of ADSs, the undersigned hereby instructs the Purchaser to credit the undersigned's account maintained at the Book-Entry Transfer Facility with any ADSs not accepted. The undersigned recognizes that the Purchaser will not transfer any ADSs from the name of the registered holder thereof if the Purchaser does not accept any of the ADSs so tendered. The undersigned recognizes that the Purchaser has no obligation to transfer any ADSs from the name of the registered holder thereof if the Purchaser does not accept any of the ADSs so tendered.

     The terms and conditions of the Offer to Purchase, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this Letter of Transmittal, which shall be read and construed accordingly.

     THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF THE CONSIDERATION PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE ADSS BEING TENDERED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE RECEIVING AGENT AS PROVIDED IN THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL.

     Unless you complete the "Special Delivery Instructions" box, the address of the holder inserted in the box entitled "Description of ADSs Tendered" is the address to which your consideration will be sent. Please also state a daytime telephone number where you may be contacted in the event of any query.

   SPECIAL PAYMENT INSTRUCTIONS                SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 1, 5, 6 AND 7)             (SEE INSTRUCTIONS 1, 5, 6 AND 7)


 Fill in ONLY if check is to be issued    Fill in ONLY if check is to be
in a name other than the undersigned.     delivered, or if any ADRs representing
                                          ADSs not tendered or not purchased
                                          are to be delivered, to someone other
                                          Deliver check to: than the
                                          undersigned or to the undersigned at
                                          an address other than that shown
                                          under "Description of ADSs Tendered."

Name
      --------------------------------
          (Please Type or Print)          Deliver check and/or certificates to:

Address
         -----------------------------
                                          Name --------------------------------
         -----------------------------             (Please Type or Print)

         -----------------------------
             (Include Zip Code)           Address
                                                  -----------------------------

                                                  -----------------------------

                                                  -----------------------------
                                                        (Include Zip Code)
---------------------------------------  --------------------------------------
     (Tax Identification Number or            (Tax Identification Number or
        Social Security Number)                  Social Security Number)

       (See Substitute Form W-9                (See Substitute Form W-9
           on Reverse Side)                        on Reverse Side)

                                   IMPORTANT
                             ADS HOLDERS SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                         (Signature(s) of ADS Holders)



 Dated: ____________________  , 2001


   (Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) representing the ADS(s) or by person(s) to whom ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)


 Name(s) ______________________________________________________________________

_______________________________________________________________________________
                                 (Please Print)

 Capacity (full title) ________________________________________________________
                              (See Instruction 5)

 Address ______________________________________________________________________

_______________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone Number ________________________________________________

Tax Identification or Social Security Number __________________________________
                                                  (SEE SUBSTITUTE FORM W-9)


                           GUARANTEE OF SIGNATURE(S)
                     (SEE INSTRUCTIONS 1 AND 5 IF REQUIRED)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW


Authorized Signature __________________________________________________________

Name __________________________________________________________________________
                                 (Please Print)

Title _________________________________________________________________________
                                (Please Print)

Name of Firm __________________________________________________________________


Address _______________________________________________________________________

        _______________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number ________________________________________________



Dated _________________________________________________________________________

                                 INSTRUCTIONS
           FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided in the next sentence, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the ADSs (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of an ADS tendered herewith) and such holder(s) have not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND ADRS; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith. An Agent's Message must be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in the section captioned "THE U.S.
OFFER--Procedure for Tendering ADSs in the U.S. Offer" in the Offer to Purchase. ADRs representing ADSs or confirmation of any book-entry transfer into the Receiving Agent's account at the Book-Entry Transfer Facility of ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message in lieu of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be delivered to the Receiving Agent at one of its addresses set forth herein by the Expiration Date (as defined in the Offer to Purchase) or the tendering ADS holder must comply with the Guaranteed Delivery Procedures set forth below and as provided in the section captioned "THE U.S. OFFER--Procedure for Tendering ADSs in the U.S. Offer" in the Offer to Purchase. If ADRs are forwarded to the Receiving Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     ADS holders whose ADRs are not immediately available or who cannot deliver their ADRs and all other required documents to the Receiving Agent or complete the procedures for book-entry transfer by the Expiration Date, as the case may be, may tender their ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the Guaranteed Delivery Procedures set forth in the section captioned "THE U.S. OFFER--Procedure for Tendering ADSs in the U.S. Offer" in the Offer to Purchase. Pursuant to the Guaranteed Delivery Procedures, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Receiving Agent by the Expiration Date and (c) ADRs representing all tendered ADSs together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or, in the case of ADSs held in book-entry form, a timely confirmation of the book-entry transfer of such ADSs into the Receiving Agent's account at the Book-Entry Transfer Facility together with an Agent's Message (as defined below), and any other required documents must be received by the Receiving Agent within six New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.


     The term "Agent's Message" means a message transmitted by means of the Book-Entry Transfer Facility to, and received by, the Receiving Agent and forming a part of a book-entry confirmation that states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the ADSs that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and the Offer to Purchase and the Purchaser may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF ADRS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING HOLDERS OF ADSS. ADRS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE RECEIVING AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal all tendering ADS holders waive any right to receive any notice of the acceptance of their ADSs for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial number of the ADRs, the total number of ADSs represented by such ADRs and the number of ADSs tendered should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO ADS HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the ADSs evidenced by ADRs delivered to the Receiving Agent are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled "Number of ADSs Tendered." In such case, a new ADR for the untendered ADSs represented by the old ADR will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the date such ADSs are accepted for payment. All ADSs evidenced by ADRs delivered to the Receiving Agent will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR certificates without alteration, enlargement or any change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

     If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the ADSs tendered in the U.S. Offer are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADSs.

     If this Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to us of their authority to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and tendered hereby, no endorsements of ADRs or separate stock powers are required unless ADSs (evidenced by ADRs) and/or delivery of ADRs for ADSs not tendered or accepted are to be issued to a person other than the registered holder(s). Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, the ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs representing such ADSs. Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of ADSs pursuant to the U.S. Offer. If, however, delivery of the consideration in respect of the U.S. Offer is to be made to, or (in circumstances where permitted hereby) if ADSs not tendered or not accepted are to be registered in the name of, any persons other than the registered holder(s) or if tendered ADSs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of and/or ADRs for ADSs not tendered or accepted for payment are to be issued or returned to a person other than the signer of this Letter of Transmittal or to an address other than that indicated in the box entitled "Description of ADSs Tendered," the appropriate "Special Delivery Instructions" box and/or "Special Payment Instructions" box on this Letter of Transmittal should be completed. Holders of ADSs tendering by book-entry transfer may request that the ADSs not accepted pursuant to the U.S. Offer be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, any ADRs not accepted will be returned by crediting the account at the Book-Entry Transfer Facility designated herein.

     8. WAIVER OF CONDITIONS. In accordance with the terms of the U.S. Offer, the Purchaser has reserved the right to waive or vary all or any of the conditions of the U.S. Offer, in whole or in part. See the section captioned, "THE U.S. OFFER--Conditions of the U.S. Offer" in the Offer to Purchase.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Dealer Manager or to the Information Agent at their respective addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

     10. LOST, DESTROYED OR STOLEN ADRS. If any ADR(s) representing ADS(s) have been lost, destroyed or stolen, the ADS holder should promptly notify the Receiving Agent by checking the appropriate box and indicate the number of ADSs represented by the lost, destroyed or stolen ADRs. The ADS holder will then be instructed as to the steps that must be taken in order to replace the ADR(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs have been complied with.

     11. BACKUP WITHHOLDING. Under U.S. federal income tax law, payments of cash that are made to an ADS holder with respect to ADSs accepted for payment pursuant to the U.S. Offer may be subject to U.S. backup withholding tax unless the ADS holder establishes entitlement to an exemption in the manner described below. In order to avoid such backup withholding, each ADS holder delivering ADRs representing ADSs to the Receiving Agent should complete and sign the Substitute Form W-9 included with this Letter of Transmittal and either (a) provide its taxpayer identification number ("TIN") and certify, under penalties of perjury, that (i) the TIN so provided is correct, (ii) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or the IRS has notified the holder that the holder is no longer subject to backup withholding and (iii) the holder is a U.S. person (including a U.S. resident alient) or (b) provide an adequate basis for exemption. In general, if a holder is an individual, the TIN is the individual's Social Security number. If the Purchaser or the Receiving Agent are not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

     The box in Part 3 of Substitute Form W-9 may be checked if the ADS holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the ADS holder must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 3 is checked, the Purchaser (or the Receiving Agent) or a broker or custodian may still withhold tax on any cash payments made on account of a payment pursuant to the U.S. Offer until the holder furnishes the Purchaser or the Receiving Agent, broker or custodian with its TIN. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

     Certain exempt recipients (including, among others, all corporations and non-U.S. individuals) are not subject to these backup withholding requirements. In order for a non-U.S. holder to qualify as an exempt recipient, that holder must submit an IRS Form W-8BEN, signed under penalties of perjury, attesting to its exempt status. An IRS Form W-8BEN may be obtained from the Receiving Agent.

     Failure to complete the Substitute Form W-9 or IRS Form W-8BEN will not, by itself, cause the ADSs to be deemed invalidly tendered, but may require the Purchaser, the Receiving Agent, a broker or custodian to withhold tax on all cash payments. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH ADR CERTIFICATES OR CONFIRMATION BY BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY (OR A FACSIMILE COPY OF THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE RECEIVING AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING ADS HOLDERS
                              (SEE INSTRUCTION 11)



                                  PAYER'S NAME:
--------------------------------------------------------------------------------


SUBSTITUTE

FORM W-9
Department of
the Treasury
Internal Revenue
Service

PAYER'S REQUEST FOR
TAXPAYER
IDENTIFICATION
NUMBER ("TIN")

PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
AND CERTIFY BY SIGNING AND DATING BELOW

                                    -------------------------------------------
                                              Social Security Number
                                              (If awaiting TIN write
                                                  "Applied For")

                                                        OR


                                    -------------------------------------------
                                          Employer Identification Number
                                              (If awaiting TIN write
                                                  "Applied For")

--------------------------------------------------------------------------------

PART 2--CERTIFICATE--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

(3) I am U.S. a U.S. person (including a U.S. resident alien).

    CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

SIGNATURE ------------------------------  DATE ---------------------------------

--------------------------------------------------------------------------------

PART 3-- Awaiting TIN [ ]

SIGNATURE ------------------------------  DATE ---------------------------------
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLD-ING TAX ON ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE U.S. OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9.



            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, a tax on all reportable cash payments made to me thereafter may be withheld, but that such amounts may be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

Signature ____________________________________  Date __________________________

Name (Please Print) ___________________________________________________________

     Questions and requests for assistance or additional copies of the U.S. Offer to Purchase, this ADS Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below.


                  The Information Agent for the U.S. offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                           Toll Free: (800) 549-6746
                Collect from outside the U.S.: +1 (212) 269-5550


                   The Dealer Manager for the U.S. offer is:

                          J.P. Morgan Securities Inc.
                                277 Park Avenue
                              New York, NY 10172
                           Toll Free: (800) 648-5544
                            Collect: (212) 648-0888

                                 JPMORGAN [Logo]